Exhibit 10.128

ASSIGNMENT

TO:	MB Sherman Town Center Limited Partnership	DATE: July 14, 2006

FROM:  Minto Builders (Florida), Inc.

For value received, Minto Builders (Florida), Inc., hereby transfers, sets over and assigns all its rights and interest in and to that certain real estate purchase agreement dated May 18, 2005 (the “Purchase Agreement”), for the property listed therein, located within the State of Texas, and more particularly described in such agreement, to MB Sherman Town Center Limited Partnership.

For value received, MB Sherman Town Center Limited Partnership hereby accepts the foregoing assignment and agrees to perform the obligations of Purchaser set forth in the Purchase Agreement.

Minto Builders (Florida), its sole member

By:	/s/ Valerie Medina

Title:	Asst. Secretary, Valerie Medina

MB SHERMAN TOWN CENTER LIMITED PARTNERSHIP,
AN ILLINOIS LIMITED PARTNERSHIP
BY: MINTO BUILDERS (FLORIDA), INC., a Florida
corporation, its Signatory Trustee

By:	/s/ Valerie Medina
Name:	Valerie Medina
Its:	Asst. Secretary

C: the Seller’s listed in the Purchase Agreement